UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30,2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund

(Class A: ASDAX)

(Class C: ASDCX)

(Class I: ASDIX)

ANNUAL REPORT

JUNE 30, 2023

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	23
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm..	38
Supplemental Information	39
Expense Example	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 855.593.5150 I 609.853.2962 Fax: 609.853.2961 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2023

To the Shareholders and Directors of the AAM/HIMCO Short Duration Fund:

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its ninth year of operation and we are proud to report on our performance through the end of June 30, 2023.

For the fiscal year ending June 30, 2023, the AAM HIMCO Short Duration Fund Class A returned 3.52% and 0.93% including applicable sales charges, Class C returned 2.75% and Class I returned 3.67%.1 The Fund’s benchmark, the Bloomberg 1-3 Yr U.S. Government/Credit Index, returned 0.53% over the same time period.2 From an income perspective, the SEC Yield on an unsubsidized basis for the Fund Class A, C and I Shares as of June 30, 2023, was 4.73%, 4.11% and 5.09%, respectively.3

The Fund’s investment objectives are to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called “junk bonds”), as well as bank loans and loan participation interests. Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, we believe having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides us with multiple levers to utilize in the pursuit of the Fund’s objectives across various market environments.

Market Review

The second half of 2022 saw a further 275 basis points (bps-0.01% of 1%) of interest rate increases by the Federal Reserve (Fed) following the 150 basis points in the first half of that year. However, the pace of interest rate increases slowed dramatically in 2023 with just three 25 basis point hikes through the first half of the year. More recently, at their June 14th 2023 meeting, the Fed chose to keep policy rates on hold to allow the Federal Open Market Committee (Committee) time to assess additional information and its implications for monetary policy. However, the Fed retained a clear tightening bias, with guidance for two additional hikes this cycle.4 Despite what has been an aggressive period of monetary policy tightening, economic data has been relatively mixed. Unemployment has remained at historically low levels compared to the last 20 years, and while inflation has moderated it remains above the Fed’s 2% target, which in our opinion, is likely to remain the case for the foreseeable future.5 Another area of economic data that has been mixed is that related to the consumer, which contributes significantly to the calculation of Gross Domestic Product (GDP). Over the past year we believe the consumer has been buoyed by the strong employment backdrop, a high level of excess savings resulting from fiscal support during the pandemic, relatively low leverage and for many a wealth effect that has supported confidence. However, real wages remained below the pre-pandemic trend6, and we think it is likely that the consumer could face several headwinds including diminished excess savings and a slowing economy that could portend an increase in unemployment. While 2022 was certainly no stranger to periods of volatility, the banking crisis in March 2023 was, in our mind, one example of the fallout from the 500 basis points of interest rate hikes seen over the preceding 15-months. The liquidity facilities put in place in response appear to have calmed concerns of systemic risk and now the market awaits what is likely to be further regulatory reform particularly for U.S. regional banks. As such the financial sector continues to trade wide of levels prior to March, this is a phenomenon we expect to remain in place for a while.

Geopolitical tensions were ever present over the past year particularly the war in Ukraine. Away from the tragic human toll and suffering, financial markets remained impacted particularly commodities. Tensions between the U.S. and China also continued to elevate, though recent events are suggesting a thawing of relations. In the U.S., partisanship in Washington was ever present with seemingly little hope for improvement.

Against the backdrop of global central bank tightening, with the exception of Japan, interest rates in the U.S. moved materially higher over the 12-month period ending June 2023.7 The move higher was particularly acute in the front end of the curve as the market gained confidence that the Fed would ultimately succeed in bringing inflation back under control even if it were at the expense of a weaker economic growth outlook and higher unemployment. These interest rate moves have ultimately resulted in what is a historic level of inversion between the 2-year and 10-year Treasuries.8 Such yield curve inversions have typically resulted in a recessionary outcome for the economy. However, it could be argued that valuations across the credit sectors would suggest a soft landing for the economy if not a mild recession at worst. Nonetheless, in our opinion, the risk of a hard landing should not be too heavily discounted given the uncertainty in the macro and economic outlook.

In keeping with the prior 12-month period, the Fund continued to maintain an interest rate duration shorter than that of the benchmark. This was primarily due to our concern that inflationary pressures could potentially lead to a more aggressive monetary policy response by central banks than the market was pricing in. The weighted average life of the portfolio remained longer than the interest rate duration reflecting our constructive view on floating rate securities which outperformed given the higher coupon resets. With the increase in Treasury yields we added exposure to U.S. Treasuries. This was largely funded by a reduction to investment grade corporates particularly within the financial sub-sector. The banking exposure of the Fund is in the senior part of the capital structure diversified* by both type of institution and geography. There is no exposure to subordinated bank bonds. More specifically there is no exposure to additional Tier 1 (AT1) bonds including preferred securities, as of June 30, 2023. These securities garnered significant attention and experienced material volatility following not only the events at Silicon Valley Bank and Signature Bank, the Fund did not have exposure to either of those two entities, but also the proposed takeover of Credit Suisse by UBS. Within the regional bank sector, the Fund’s exposure is invested in what are considered to be super regionals as well as middle tier regional senior bank bonds with shorter dated maturities. While this sector has generally experienced significant volatility, we remain comfortable with each of the Fund’s holdings, particularly with the additional programs announced by the Fed. Other announcements by global central banks have further aided in the beginning of recovery in valuations though, as mentioned earlier, this has not been uniform across the banking sector. Given what we considered to be relatively tight valuations, we also reduced exposure to bank loans and high yield. As it relates to bank loans not only are we wary of what could be a slower economy and tighter margins but also the higher interest rate expense given the increase in yields. We also slightly reduced exposure to asset-backed securities (ABS) reflecting our caution on the consumer. The proceeds were allocated to cash to maintain what we consider to be an appropriate position which could potentially allow us the ability to efficiently reposition the portfolio during periods of market volatility while providing what we consider to be a suitable level of liquidity. With the ongoing longer-term uncertainty over the conflict in Ukraine, western tensions with China, global supply chains, idiosyncratic risk at the issuer level and potential for further bouts of market volatility, the Fund continued to have no direct exposure to the emerging market sector as of June 30, 2023. Finally with the increased allocation to U.S. Treasuries and cash the overall quality of the portfolio was slightly higher.

The shorter duration posture relative to the benchmark was the main driver of outperformance given the increase in interest rates over the past 12 months. Further aiding performance was the out of benchmark allocations to bank loans and collateralized loan obligations (CLOs), as both sectors have floating rate coupons. Out of benchmark allocations to high yield and commercial mortgage-backed securities (CMBS) were also additive. The overweight to investment grade corporates, and subsequent underweight to U.S. Treasuries, was further additive including strong underlying security selection which was primarily shorter duration and higher quality particularly in the financial sub-sector. Detracting from performance was the ABS allocation as one of the underlying sub-sectors experienced moderate cashflow extension with the increase in interest rates and hence lower valuations. Also, during the second quarter of 2023, our decision to avoid exposure to the emerging market sector was a slight detractor to performance.

Outlook

To say it has been an eventful year would be an understatement. Central banks across the globe remain ever vigilant in bringing inflation back down to their respective targets. During the height of the volatility this past March the market was effectively pricing in multiple Fed interest rate cuts by the end of the year. This stands in stark contrast to the end of the second quarter of 2023 where the market is now pricing in the likelihood of further interest rate increases. While there is a high level of conviction, in our opinion, among investors for one or maybe two more 25 basis point interest rate hikes by the end of this year, what remains less certain is the period that the Fed will maintain this higher level of restrictive monetary policy. Consensus appears to be building that any interest rate cuts will not occur until the beginning of 2024, at the earliest, against what is expected to be a potential recession and deteriorating employment backdrop culminating in lower inflation expectations. In addition, it remains widely debated as to what extent the impact of the interest rate hikes over the past 15 months have been felt, coupled with what are still anticipated to be tighter bank lending standards given the events of the past quarter.

We believe that the resolution of the debt ceiling was a welcome relief for the market though it seems that divisions in Washington remain and may likely only become more strained as we proceed through budget negotiations and the presidential election cycle. On a positive note, relations between the U.S. and China appear to have somewhat stabilized though, this remains a fluid situation. The war in Ukraine is another area we continue to monitor closely given the uncertain global impact on any given day not least the human toll.

Consistent over the past twelve months, we remain cautious in this uncertain economic environment particularly with valuations apparently sanguine to the headwinds we believe we are likely to face in the coming quarters. Our top-down macro view coupled with bottom-up security selection remain key tenets in determining portfolio positioning. We continue to anticipate that there will be investment opportunities over the coming months both in the new issue and secondary markets across asset classes, as well as occasions to add interest rate duration to the portfolio. We believe the current cash position coupled with incoming cash flows, due to the laddering of maturities, should further aid any repositioning in an efficient manner.

*	Diversification cannot assure against market loss.

1.	Sales charge for Class A: 2.50%, maximum deferred sales charge 1.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within 12 months of purchase. Sales charges do not apply the Class I shares. Performance returns would be lower if this charge was reflected.
2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an index. Indices do not include cash. The AAM/HIMCO Short Duration Fund utilizes a multi-sector strategy than employs the use of substantially more fixed income sectors than are included in the index.
3.	The 30-day SEC Dividend Yield is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The unsubsidized yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses, while the subsidized yield takes into account fee waivers.
4.	https://www.federalreserve.gov/monetarypolicy/fomcpresconf20230614.htm
5.	Bureau of Labor Statistics, www.bls.gov, June 22, 2023
6.	Bureau of Labor Statistics, www.bls.gov, July 12, 2023
7.	Bloomberg, as of June 30, 2023
8.	Bloomberg, as of June 30, 2023

The views in this letter were as of June 30, 2023 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the Fund) through the end of the period and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent investment advice, an offer, recommendation or solicitation to buy, hold or sell any security.  Any such offer may be made only by the Fund’s prospectus.  The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

You should carefully consider investment objectives, risks and charges and expenses of the Fund before investing.  This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by visiting www.aamlive.com.  Please read them carefully before you invest or send money.

This Annual Shareholder Letter is submitted for the general information of the shareholders of the Fund. This update is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Risks: A significant percentage of the Fund’s assets may be below-investment-grade securities (“high-yield securities” or “junk bonds”), which are rated lower because there is a greater possibility that the issuer may be unable to make its interest and principal payments. This Fund invests in bank loans, which carry credit risks of nonpayment of principal or interest and risks of bankruptcy, insolvency, illiquidity, and valuation. The Fund may invest in derivatives, which carry different (and possibly greater) risks than direct investments in issuers, and are very dependent upon the sub-advisor’s judgment. In addition, investments in derivative instruments are subject to the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Fund. The Fund is subject to credit risk (the risk that the issuing company may not be able to pay interest and principal when due), interest rate risk (the risk that your investment may go down in value when interest rates rise), and risk of loss (the risk that you could lose money on your investment). The Fund may invest in foreign securities, which can be riskier than investments in U.S. securities (risks may include currency risk, illiquidity risks, and risks from substantially lower trading volume on foreign markets.

Past Performance does not guarantee future results.

Definitions: Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. It measures how long it takes, in years, for an investor to be repaid the bond’s price by the bond’s total cash flows. Gross Domestic Product (GDP) is the monetary value of all finished goods and services made within a country during a specific period. GDP provides an economic snapshot of a country, used to estimate the size of an economy and growth rate. Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters “A” and “B,” to identify a bond’s credit quality rating. Non-investment grade (or junk bonds) is a bond rating that signifies low credit quality with a relatively high risk of defaulting. Ratings of ‘BB’, ‘B’, ‘CCC’, etc. are usually considered of low credit quality. Spread to the difference between two The U.S. Treasury yield curve compares the yields of short-term Treasury bills with long-term Treasury notes and bonds. prices, rates or yields. A bond spread is the difference between the yields of two bonds with differing credit ratings. Yield Curve (or interest rate curve) is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates.

AAM is a SEC registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO or AAM.

Distributor: IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

23-0092

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2023	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.52%	1.68%	1.69%	6/30/14
Class C²	2.75%	0.91%	0.94%	6/30/14
Class I³	3.67%	1.91%	1.94%	6/30/14
After deducting maximum sales charge
Class A¹	0.93%	1.17%	1.40%	6/30/14
Class C²	1.75%	0.91%	0.94%	6/30/14
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.53%	1.13%	0.97%	6/30/14

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month-end performance may be obtained by calling (888) 966-9661.

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited) - Continued

The Fund’s expense ratios were 0.84%, 1.59%, and 0.59%, for the Class A Class C, and Class I shares of the Fund, respectively, which were stated in the current prospectus dated November 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. In the absence of such waivers, the Fund’s returns would be lower. This agreement is in effect until October 31, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES — 11.3%
	AGL Core CLO Ltd.
$1,500,000	Series 2019-2A, Class B, 7.15% (3-Month USD Libor+190 basis points), 4/20/2032[1,2,3]	$1,483,178
950,000	Series 2020-8A, Class BR, 6.65% (3-Month USD Libor+140 basis points), 10/20/2032[1,2,3]	920,961
1,000,000	Apidos CLO Series 2020-34A, Class B1R, 6.90% (3-Month USD Libor+165 basis points), 1/20/2035[1,2,3]	960,818
	Ares CLO Ltd.
2,000,000	Series 2016-39A, Class A2R2, 6.66% (3-Month USD Libor+140 basis points), 4/18/2031[1,2,3]	1,956,123
857,141	Series 2020-58A, Class XR, 5.74% (3-Month Term SOFR+75 basis points), 1/15/2035[1,2,3]	855,865
	Atalaya Equipment Leasing Trust
305,636	Series 2021-1A, Class A2, 1.23%, 5/15/2026[1,3]	299,140
234,800	Series 2021-1A, Class B, 2.08%, 2/15/2027[1,3]	220,897
500,000	Bain Capital Credit CLO Ltd. Series 2020-2A, Class XR, 5.97% (3-Month USD Libor+70 basis points), 7/19/2034[1,2,3]	499,790
1,268,000	Balboa Bay Loan Funding Ltd. Series 2020-1A, Class BR, 6.90% (3-Month USD Libor+165 basis points), 1/20/2032[1,2,3]	1,231,253
1,750,000	BlueMountain CLO Ltd. Series 2018-23A, Class A2, 6.70% (3-Month USD Libor+145 basis points), 10/20/2031[1,2,3]	1,717,401
371,172	CARS-DB4 LP Series 2020-1A, Class A4, 3.19%, 2/15/2050[1,3]	345,869
600,000	CBAM Ltd. Series 2018-6A, Class B1R, 7.35% (3-Month Term SOFR+236 basis points), 1/15/2031[1,2,3]	597,123
	Commonbond Student Loan Trust
12,290	Series 2016-B, Class B, 4.00%, 10/25/2040[1,3]	10,900
367,969	Series 2018-CGS, Class A1, 3.87%, 2/25/2046[1,3]	346,695
2,000,000	Continental Finance Credit Card ABS Master Trust Series 2021-A, Class A, 2.55%, 12/17/2029[3]	1,836,168
750,000	Crown City CLO Series 2021-1A, Class X, 6.00% (3-Month USD Libor+75 basis points), 7/20/2034[1,2,3]	749,291
490,776	Drive Auto Receivables Trust Series 2021-1, Class C, 1.02%, 6/15/2027[1]	483,858
400,000	Dryden CLO Ltd. Series 2019-72A, Class XR, 6.22% (3-Month USD Libor+90 basis points), 5/15/2032[1,2,3]	398,945
1,500,000	Eaton Vance CLO Ltd. Series 2020-1A, Class BR, 6.91% (3-Month USD Libor+165 basis points), 10/15/2034[1,2,3]	1,452,417
	Exeter Automobile Receivables Trust
253,815	Series 2019-2A, Class D, 3.71%, 3/17/2025[1,3]	252,307

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$42,190	Series 2020-3A, Class C, 1.32%, 7/15/2025[1]	$42,114
840,000	Series 2020-3A, Class D, 1.73%, 7/15/2026[1]	821,383
1,575,000	FirstKey Homes Trust Series 2020-SFR1, Class F2, 4.28%, 8/17/2037[3]	1,470,700
2,000,000	GoldenTree Loan Management U.S. CLO Ltd. Series 2022-16A, Class X, 6.85% (3-Month Term SOFR+180 basis points), 1/20/2035[1,2,3]	1,998,793
251,322	HERO Funding Trust Series 2015-2A, Class A, 3.99%, 9/20/2040[1,3]	226,978
710,996	JFIN CLO Ltd. Series 2015-2A, Class BR, 6.66% (3-Month USD Libor+140 basis points), 10/17/2026[1,2,3]	709,204
75,560	Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026[1,3]	72,350
1,500,000	Mariner CLO LLC Series 2016-3A, Class BR2, 6.77% (3-Month USD Libor+150 basis points), 7/23/2029[1,2,3]	1,483,997
827,602	NADG NNN Operating LP Series 2019-1, Class A, 3.37%, 12/28/2049[1,3]	771,138
2,000,000	Navient Private Education Refi Loan Trust Series 2019-CA, Class B, 3.67%, 2/15/2068[1,3]	1,753,044
581,506	NewRez Warehouse Securitization Trust Series 2021-1, Class D, 6.55% (1-Month USD Libor+140 basis points), 5/25/2055[1,2,3]	573,434
800,000	Oaktree CLO Ltd. Series 2019-3A, Class BR, 7.00% (3-Month USD Libor+175 basis points), 10/20/2034[1,2,3]	767,601
	Park Avenue Institutional Advisers CLO Ltd.
1,000,000	Series 2019-1A, Class A2A, 7.32% (3-Month USD Libor+200 basis points), 5/15/2032[1,2,3]	984,849
2,000,000	Series 2019-2A, Class A2R, 6.96% (3-Month USD Libor+170 basis points), 10/15/2034[1,2,3]	1,927,152
1,500,000	Race Point CLO Ltd. Series 2015-9A, Class A2R2, 6.71% (3-Month USD Libor+145 basis points), 10/15/2030[1,2,3]	1,443,331
1,000,000	Regatta Funding Ltd. Series 2018-4A, Class A2, 7.11% (3-Month USD Libor+185 basis points), 10/25/2031[1,2,3]	970,432
224,819	Santander Consumer Auto Receivables Trust Series 2021-BA, Class B, 1.45%, 10/16/2028[1,3]	221,518
994,190	Santander Drive Auto Receivables Trust Series 2020-3, Class D, 1.64%, 11/16/2026[1]	968,919
	Signal Peak CLO Ltd.
817,365	Series 2015-1A, Class AR2, 6.23% (3-Month USD Libor+98 basis points), 4/20/2029[1,2,3]	812,140
1,000,000	Series 2019-1A, Class B, 7.30% (3-Month USD Libor+200 basis points), 4/30/2032[1,2,3]	980,000
	SoFi Professional Loan Program LLC

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$500,000	Series 2017-D, Class BFX, 3.61%, 9/25/2040[1,3]	$442,383
550,000	Series 2018-A, Class B, 3.61%, 2/25/2042[1,3]	492,181
1,165,013	Store Master Funding Series 2018-1A, Class A2, 4.29%, 10/20/2048[1,3]	1,069,797
733,331	TICP CLO Ltd. Series 2018-12A, Class X, 5.91% (3-Month USD Libor+65 basis points), 7/15/2034[1,2,3]	732,338
2,000,000	Tricon American Homes Trust Series 2018-SFR1, Class F, 4.96%, 5/17/2037[3]	1,924,168
1,500,000	Venture 36 CLO Ltd. Series 2019-36A, Class A2R, 6.65% (3-Month USD Libor+140 basis points), 4/20/2032[1,2,3]	1,468,746
	Vibrant CLO Ltd.
1,100,000	Series 2017-6A, Class BR, 7.14% (3-Month USD Libor+163 basis points), 6/20/2029[1,2,3]	1,086,954
2,000,000	Series 2019-11A, Class A2R, 6.95% (3-Month USD Libor+170 basis points), 7/20/2032[1,2,3]	1,939,940
	Voya CLO Ltd.
1,000,000	Series 2016-2A, Class A2R, 7.04% (3-Month Term SOFR+201 basis points), 7/19/2028[1,2,3]	988,288
1,300,000	Series 2018-4A, Class A2AR, 6.66% (3-Month USD Libor+140 basis points), 1/15/2032[1,2,3]	1,267,730
	Westlake Automobile Receivables Trust
64,889	Series 2019-3A, Class D, 2.72%, 11/15/2024[1,3]	64,799
219,501	Series 2020-1A, Class D, 2.80%, 6/16/2025[1,3]	217,525
867,000	Series 2021-1A, Class C, 0.95%, 3/16/2026[1,3]	846,832
1,274,000	Series 2021-2A, Class E, 2.38%, 3/15/2027[1,3]	1,171,851
1,830,000	Series 2021-3A, Class E, 3.42%, 4/15/2027[1,3]	1,674,218
	TOTAL ASSET-BACKED SECURITIES
	(Cost $53,315,100)	51,005,826

	BANK LOANS — 4.6%
1,075,000	AAdvantage Loyalty IP Ltd. 10.00% (3-Month USD Libor+475 basis points), 4/20/2028[1,2,4,5]	1,099,381
647,728	Aramark Services, Inc. 7.72% (1-Month USD Libor+175 basis points), 6/13/2030[1,2,4]	647,728
1,346,173	Charter Communications Operating LLC 6.56% (1-Month Term SOFR+175 basis points), 4/30/2025[1,2,4]	1,347,014
1,729,599	CSC Holdings LLC 7.44% (1-Month Term SOFR+225 basis points), 7/17/2025[1,2,4]	1,670,508
199,664	DT Midstream, Inc. 6.57% (1-Month Term SOFR+125 basis points), 6/10/2028[1,2,4]	200,101
1,128,939	Energizer Holdings, Inc. 7.44% (1-Month Term SOFR+225 basis points), 12/22/2027[1,2,4]	1,124,711
1,501,163	Hilton Worldwide Finance LLC 6.94% (3-Month Term SOFR+175 basis points), 6/21/2026[1,2,4]	1,501,696
597,906	ICON Luxembourg Sarl 7.41% (3-Month Term SOFR+225 basis points), 7/1/2028[1,2,4,5]	598,653

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	BANK LOANS (Continued)
$1,106,023	Level 3 Financing, Inc. 7.02% (1-Month Term SOFR+175 basis points), 3/1/2027[1,2,4]	$1,033,097
1,462,140	LPL Holdings, Inc. 7.01% (1-Month Term SOFR+175 basis points), 11/12/2026[1,2,4]	1,462,827
1,021,600	Mileage Plus Holdings LLC 10.21% (3-Month USD Libor+525 basis points), 6/20/2027[1,2,4]	1,063,102
1,501,238	New Red Finance, Inc. 6.94% (1-Month USD Libor+175 basis points), 11/19/2026[1,2,4,5]	1,493,101
944,182	PetSmart LLC 8.95% (1-Month Term SOFR+375 basis points), 2/12/2028[1,2,4]	943,989
148,968	PRA Health Sciences, Inc. 7.41% (3-Month Term SOFR+225 basis points), 7/1/2028[1,2,4]	149,155
1,269,680	SBA Senior Finance II LLC 6.95% (1-Month USD Libor+175 basis points), 4/11/2025[1,2,4]	1,270,836
1,355,353	SkyMiles IP Ltd. 8.56% (3-Month Term SOFR+375 basis points), 10/20/2027[1,2,4,5]	1,409,567
1,261,630	SS&C Technologies, Inc. 6.97% (1-Month USD Libor+175 basis points), 4/16/2025[1,2,4]	1,261,838
447,754	United Airlines, Inc. 8.57% (3-Month USD Libor+375 basis points), 4/21/2028[1,2,4]	448,253
998,000	Virgin Media Bristol LLC 7.69% (1-Month USD Libor+250 basis points), 1/31/2028[1,2,4]	990,954
1,155,312	Vistra Operations Co. LLC 6.93% (1-Month USD Libor+175 basis points), 12/31/2025[1,2,4]	1,153,868
	TOTAL BANK LOANS
	(Cost $20,886,865)	20,870,379

	COLLATERALIZED MORTGAGE OBLIGATIONS — 6.0%
	Angel Oak Mortgage Trust
332,907	Series 2019-5, Class A3, 2.92%, 10/25/2049[1,3,6]	316,757
2,000,000	Series 2020-R1, Class B1, 3.67%, 4/25/2053[1,3,6]	1,613,298
157,025	Series 2019-6, Class A3, 2.93%, 11/25/2059[1,3,6]	148,735
243,374	Series 2020-1, Class A3, 2.77%, 12/25/2059[1,3,6]	224,722
1,332,800	Series 2020-3, Class B2, 5.37%, 4/25/2065[1,3,6]	1,159,671
458,659	Series 2020-5, Class A3, 2.04%, 5/25/2065[1,3,6]	420,447
724,446	Series 2020-4, Class M1, 3.80%, 6/25/2065[1,3,6]	619,035
1,290,192	Arroyo Mortgage Trust Series 2019-2, Class M1, 4.76%, 4/25/2049[1,3,6]	1,124,970
	BRAVO Residential Funding Trust
305,746	Series 2021-NQM2, Class A2, 1.28%, 3/25/2060[1,3,6]	283,821
1,286,842	Series 2021-NQM3, Class B1, 3.91%, 4/25/2060[1,3,6]	1,034,424
	Citigroup Mortgage Loan Trust, Inc.
727,820	Series 2015-RP2, Class B4, 4.25%, 1/25/2053[1,3]	671,251
107,003	Series 2018-RP1, Class A1, 3.00%, 9/25/2064[1,3,6]	101,230
1,421,014	COLT Mortgage Loan Trust Series 2021-4, Class A3, 1.65%, 10/25/2066[1,3,6]	1,099,803

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$995,053	CSMC Trust Series 2019-AFC1, Class M1, 3.06%, 7/25/2049[1,3,6]	$730,922
	Deephaven Residential Mortgage Trust
984,348	Series 2021-3, Class A1, 1.19%, 8/25/2066[1,3,6]	812,147
973,994	Series 2021-3, Class A3, 1.55%, 8/25/2066[1,3,6]	796,875
515,924	Series 2021-4, Class A3, 2.24%, 11/25/2066[1,3,6]	422,402
874,829	Series 2022-1, Class A1, 2.21%, 1/25/2067[1,3,6]	763,554
	Ellington Financial Mortgage Trust
1,918,667	Series 2020-1, Class A2, 3.15%, 5/25/2065[1,3,6]	1,747,152
128,715	Series 2020-2, Class A2, 1.49%, 10/25/2065[1,3,6]	114,886
307,425	Series 2021-1, Class A3, 1.11%, 2/25/2066[1,3,6]	249,913
222,517	FWD Securitization Trust Series 2020-INV1, Class A1, 2.24%, 1/25/2050[1,3,6]	201,153
1,264,960	GCAT Trust Series 2021-NQM5, Class A2, 1.42%, 7/25/2066[1,3,6]	984,562
1,275,000	Mill City Mortgage Trust Series 2015-1, Class B1, 3.74%, 6/25/2056[1,3,6]	1,171,786
	New Residential Mortgage Loan Trust
105,173	Series 2020-NQM1, Class A2, 2.72%, 1/26/2060[1,3,6]	94,988
210,345	Series 2020-NQM1, Class A3, 2.77%, 1/26/2060[1,3,6]	189,726
1,550,002	NLT Trust Series 2021-INV2, Class A3, 1.52%, 8/25/2056[1,3,6]	1,207,704
	Residential Mortgage Loan Trust
43,978	Series 2019-2, Class A3, 3.22%, 5/25/2059[1,3,6]	43,200
105,094	Series 2019-3, Class A3, 3.04%, 9/25/2059[1,3,6]	99,746
2,400,615	Series 2020-2, Class A3, 2.91%, 5/25/2060[1,3,6]	2,110,832
833,333	Series 2020-2, Class M1, 3.56%, 5/25/2060[1,3,6]	687,381
177,387	Series 2021-1R, Class A3, 1.20%, 1/25/2065[1,3,6]	159,073
	SG Residential Mortgage Trust
175,728	Series 2019-3, Class A2, 2.88%, 9/25/2059[1,3,6]	169,846
181,881	Series 2019-3, Class A3, 3.08%, 9/25/2059[1,3,6]	175,919
1,108,396	Series 2021-1, Class A3, 1.56%, 7/25/2061[1,3,6]	850,087
1,418,858	Series 2020-2, Class M1, 3.19%, 5/25/2065[1,3,6]	1,140,627
1,200,000	Series 2020-2, Class B1, 4.25%, 5/25/2065[1,3,6]	956,654
	Spruce Hill Mortgage Loan Trust
24,417	Series 2020-SH1, Class A1, 2.52%, 1/28/2050[1,3,6]	24,139
62,612	Series 2020-SH1, Class A3, 2.83%, 1/28/2050[1,3,6]	61,900
	Starwood Mortgage Residential Trust
883,075	Series 2021-4, Class A1, 1.16%, 8/25/2056[1,3,6]	730,723
461,546	Series 2021-4, Class A3, 1.58%, 8/25/2056[1,3,6]	381,073
553,660	Series 2021-1, Class A1, 1.22%, 5/25/2065[1,3,6]	471,368
862,663	TRK Trust Series 2021-INV1, Class A3, 1.56%, 7/25/2056[1,3,6]	719,722
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $32,570,789)	27,088,224

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.6%
$9,000,000	BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XB, 0.23%, 4/14/2033[1,3,6,7]	$18,072
900,000	BB-UBS Trust Series 2012-SHOW, Class E, 4.16%, 11/5/2036[1,3,6]	809,189
1,500,000	BFLD Trust Series 2020-EYP, Class D, 8.14% (1-Month USD Libor+295 basis points), 10/15/2035[2,3]	705,254
	BX Trust
904,245	Series 2021-MFM1, Class D, 6.76% (1-Month Term SOFR+161 basis points), 1/15/2034[2,3]	878,122
22,812	Series 2019-RP, Class A, 6.24% (1-Month USD Libor+105 basis points), 6/15/2034[1,2,3]	22,514
1,200,000	Series 2021-LBA, Class FJV, 7.66% (1-Month Term SOFR+252 basis points), 2/15/2036[2,3]	1,101,168
1,200,000	Series 2021-LBA, Class FV, 7.66% (1-Month Term SOFR+251 basis points), 2/15/2036[2,3]	1,101,168
800,000	Series 2021-VOLT, Class F, 7.59% (1-Month USD Libor+240 basis points), 9/15/2036[2,3]	745,805
1,500,000	Series 2021-LGCY, Class F, 7.14% (1-Month USD Libor+195 basis points), 10/15/2036[2,3]	1,401,215
1,700,000	Series 2019-XL, Class G, 7.56% (1-Month Term SOFR+241 basis points), 10/15/2036[2,3]	1,667,802
1,500,000	Series 2021-PAC, Class F, 7.59% (1-Month USD Libor+240 basis points), 10/15/2036[2,3]	1,414,386
1,050,000	Series 2020-VKNG, Class E, 7.36% (1-Month Term SOFR+221 basis points), 10/15/2037[2,3]	1,007,773
1,400,000	Series 2021-VINO, Class E, 7.15% (1-Month USD Libor+195 basis points), 5/15/2038[2,3]	1,329,709
1,550,932	Series 2021-SOAR, Class F, 7.54% (1-Month USD Libor+235 basis points), 6/15/2038[2,3]	1,480,859
1,390,073	Series 2021-XL2, Class F, 7.44% (1-Month USD Libor+224 basis points), 10/15/2038[2,3]	1,316,835
1,021,229	Series 2022-LP2, Class E, 7.76% (1-Month Term SOFR+261 basis points), 2/15/2039[2,3]	968,658
600,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F, 7.74% (1-Month USD Libor+255 basis points), 12/15/2037[2,3]	577,992
283,285	Cantor Commercial Real Estate Lending Series 2019-CF1, Class A1, 2.85%, 5/15/2052[1]	279,401
2,302,645	CFCRE Commercial Mortgage Trust Series 2016-C3, Class XA, 1.14%, 1/10/2048[1,6,7]	46,064
1,965,981	Cold Storage Trust Series 2020-ICE5, Class E, 7.96% (1-Month USD Libor+277 basis points), 11/15/2037[2,3]	1,926,455
	COMM Mortgage Trust
852,711	Series 2014-CR19, Class XA, 1.08%, 8/10/2047[1,6,7]	5,671
1,530,000	Series 2015-DC1, Class AM, 3.72%, 2/10/2048[1]	1,412,851
	CSMC Trust

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$7,209,078	Series 2020-NET, Class X, 1.38%, 8/15/2037[3,6]	$156,437
1,400,000	Series 2020-NET, Class B, 2.82%, 8/15/2037[3]	1,239,834
2,409,345	Extended Stay America Trust Series 2021-ESH, Class C, 6.89% (1-Month USD Libor+170 basis points), 7/15/2038[2,3]	2,344,686
7,081,253	Fannie Mae-Aces Series 2014-M8, Class X2, 0.39%, 6/25/2024[6,7]	7,974
	Freddie Mac Multifamily Structured Pass-Through Certificates
4,600,000	Series K723, Class XAM, 0.89%, 9/25/2023[1,6,7]	5,796
4,172,345	Series K044, Class X1, 0.87%, 1/25/2025[1,6,7]	40,534
900,000	Series K043, Class X3, 1.69%, 2/25/2043[1,6,7]	21,047
2,900,000	Series K046, Class X3, 1.56%, 4/25/2043[1,6,7]	62,318
900,000	Series K050, Class X3, 1.61%, 10/25/2043[1,6,7]	25,160
1,100,000	Series K052, Class X3, 1.67%, 1/25/2044[1,6,7]	36,110
1,721,882	Series K097, Class X3, 2.09%, 9/25/2046[1,6,7]	166,098
	Government National Mortgage Association
2,262,021	Series 2013-139, Class IO, 0.32%, 10/16/2054[1,6,7]	43,782
282,440	Series 2013-175, Class IO, 0.19%, 5/16/2055[1,6,7]	999
155,293	Series 2014-120, Class IO, 0.48%, 4/16/2056[1,6,7]	1,493
2,290,758	Series 2017-185, Class IO, 0.55%, 4/16/2059[1,6,7]	77,038
3,282,807	Series 2017-169, Class IO, 0.59%, 1/16/2060[1,6,7]	106,485
2,150,898	Series 2018-41, Class IO, 0.60%, 5/16/2060[1,6,7]	74,774
3,511,378	Series 2018-52, Class IO, 0.60%, 7/16/2060[1,6,7]	136,684
1,084,437	Series 2019-8, Class IO, 0.76%, 11/16/2060[1,6,7]	55,017
17,350,612	Series 2020-8, Class IO, 0.53%, 1/16/2062[1,6,7]	734,753
1,474,455	Life Mortgage Trust Series 2021-BMR, Class F, 7.61% (1-Month Term SOFR+246 basis points), 3/15/2038[2,3]	1,395,778
600,000	MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 7.86% (1-Month Term SOFR+272 basis points), 4/15/2038[2,3]	582,234
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class AS, 4.48%, 10/15/2046[1,6]	1,982,640
1,500,000	MTN Commercial Mortgage Trust Series 2022-LPFL, Class E, 9.44% (1-Month Term SOFR+429 basis points), 3/15/2039[2,3]	1,428,557
1,388,685	OPG Trust Series 2021-PORT, Class F, 7.14% (1-Month USD Libor+195 basis points), 10/15/2036[2,3]	1,301,586
1,500,000	SMRT Series 2022-MINI, Class E, 7.85% (1-Month Term SOFR+270 basis points), 1/15/2039[2,3]	1,413,162
1,400,000	SREIT Trust Series 2021-MFP, Class F, 7.82% (1-Month USD Libor+263 basis points), 11/15/2038[2,3]	1,335,027
12,057,764	UBS Commercial Mortgage Trust Series 2019-C18, Class XA, 1.14%, 12/15/2052[1,6,7]	514,469

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$2,151,987	Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class XA, 0.90%, 9/15/2058[1,6,7]	$28,531
	WFRBS Commercial Mortgage Trust
1,500,000	Series 2014-C19, Class AS, 4.27%, 3/15/2047[1]	1,466,304
1,000,000	Series 2014-C21, Class AS, 3.89%, 8/15/2047[1]	949,034
815,000	Series 2014-C25, Class AS, 3.98%, 11/15/2047[1]	776,230
	WFRBS Commercial Mortgage Trust
3,200,000	Series 2014-C21, Class XB, 0.80%, 8/15/2047[1,6,7]	22,355
6,400,000	Series 2014-C22, Class XB, 0.50%, 9/15/2057[1,6,7]	25,843
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $41,703,856)	38,775,732

	CORPORATE BONDS — 46.5%
	COMMUNICATIONS — 1.9%
569,000	Level 3 Financing, Inc. 4.62%, 9/15/2027[1,3]	395,884
2,565,000	NBN Co., Ltd. 0.88%, 10/8/2024[1,3,5]	2,405,449
500,000	Netflix, Inc. 4.38%, 11/15/2026	488,206
2,140,000	NTT Finance Corp. 0.58%, 3/1/2024[3,5]	2,067,486
1,505,000	T-Mobile USA, Inc. 2.25%, 2/15/2026[1]	1,382,949
2,000,000	Warnermedia Holdings, Inc. 3.53%, 3/15/2024[1]	1,963,080
		8,703,054

	CONSUMER DISCRETIONARY — 4.3%
750,000	AMN Healthcare, Inc. 4.62%, 10/1/2027[1,3]	694,213
1,430,000	Aptiv PLC / Aptiv Corp. 2.40%, 2/18/2025[1,5]	1,356,502
	BMW U.S. Capital LLC
1,600,000	5.59% (SOFR Index+53 basis points), 4/1/2024[2,3]	1,600,344
2,000,000	5.45% (SOFR Index+38 basis points), 8/12/2024[2,3]	1,995,246
3,500,000	ERAC USA Finance LLC 2.70%, 11/1/2023[1,3]	3,463,838
1,200,000	Ford Motor Credit Co. LLC 3.38%, 11/13/2025[1]	1,115,247
2,000,000	General Motors Financial Co., Inc. 5.68% (SOFR Rate+62 basis points), 10/15/2024[2]	1,985,568
500,000	Hilton Domestic Operating Co., Inc. 5.37%, 5/1/2025[1,3]	493,342
3,000,000	Hyundai Capital America 1.00%, 9/17/2024[3]	2,820,915
1,488,000	International Game Technology PLC 4.13%, 4/15/2026[1,3,5]	1,413,079

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$480,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/2024[3]	$476,034
1,640,000	Toyota Motor Credit Corp. 5.35% (SOFR Rate+29 basis points), 9/13/2024[2]	1,637,027
480,000	United Airlines, Inc. 4.37%, 4/15/2026[1,3]	455,829
		19,507,184

	CONSUMER STAPLES — 0.5%
1,000,000	7-Eleven, Inc. 0.80%, 2/10/2024[1,3]	969,182
400,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.25%, 3/15/2026[1,3]	369,180
1,000,000	General Mills, Inc. 6.27% (3-Month USD Libor+101 basis points), 10/17/2023[2]	1,002,059
		2,340,421

	ENERGY — 1.2%
	Buckeye Partners LP
307,000	4.13%, 3/1/2025[1,3]	291,650
529,000	3.95%, 12/1/2026[1]	477,560
859,000	CrownRock LP / CrownRock Finance, Inc. 5.62%, 10/15/2025[1,3]	846,287
	DCP Midstream Operating LP
513,000	5.38%, 7/15/2025[1]	507,854
149,000	5.62%, 7/15/2027[1]	148,765
192,000	Devon Energy Corp. 5.25%, 9/15/2024[1]	190,475
	EQT Corp.
382,000	6.12%, 2/1/2025[1]	379,853
777,000	3.13%, 5/15/2026[1,3]	714,381
882,000	PDC Energy, Inc. 5.75%, 5/15/2026[1]	878,469
1,000,000	Western Midstream Operating LP 3.95%, 6/1/2025[1]	960,554
		5,395,848

	FINANCIALS — 26.7%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2,000,000	1.15%, 10/29/2023[5]	1,967,938
2,000,000	1.65%, 10/29/2024[1,5]	1,879,344
	American Express Co.
860,000	6.05% (3-Month USD Libor+75 basis points), 8/3/2023[1,2]	860,000
1,620,000	5.99% (SOFR Rate+93 basis points), 3/4/2025[1,2]	1,630,443
577,000	Avolon Holdings Funding Ltd. 3.95%, 7/1/2024[1,3,5]	559,674
	Bank of America Corp.

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$3,000,000	6.23% (3-Month USD Libor+96 basis points), 7/23/2024[1,2]	$3,000,843
2,000,000	5.74% (SOFR Rate+69 basis points), 4/22/2025[1,2]	1,997,402
2,000,000	3.84% (SOFR Rate+111 basis points), 4/25/2025[1,6]	1,960,250
2,000,000	Bank of Montreal 5.32% (SOFR Index+27 basis points), 9/15/2023[2,5]	1,999,696
2,000,000	Bank of New York Mellon Corp. 5.30% (SOFR Rate+26 basis points), 4/26/2024[1,2]	1,997,214
	Bank of Nova Scotia
3,000,000	5.61% (SOFR Index+55 basis points), 9/15/2023[2,5]	3,001,371
3,000,000	5.46% (SOFR Index+45 basis points), 4/15/2024[2,5]	2,995,239
	Barclays PLC
1,330,000	1.01% (USD 1 Year Tsy+80 basis points), 12/10/2024[1,5,6]	1,296,544
1,000,000	7.32% (USD 1 Year Tsy+305 basis points), 11/2/2026[1,5,6]	1,022,149
1,500,000	Capital One Financial Corp. 4.17% (SOFR Rate+137 basis points), 5/9/2025[1,6]	1,461,078
1,500,000	Charles Schwab Corp. 1.15%, 5/13/2026[1]	1,326,960
	Citigroup, Inc.
2,000,000	5.74% (SOFR Rate+67 basis points), 5/1/2025[1,2]	1,993,030
2,000,000	5.75% (SOFR Rate+69 basis points), 1/25/2026[1,2]	1,991,546
2,000,000	5.61% (SOFR Rate+155 basis points), 9/29/2026[1,6]	1,997,030
4,000,000	Cooperatieve Rabobank UA 5.38% (SOFR Index+38 basis points), 1/10/2025[2,5]	3,987,580
2,000,000	Credit Suisse Group A.G. 3.70%, 2/21/2025[5]	1,910,892
2,000,000	Danske Bank A/S 6.60% (3-Month USD Libor+106 basis points), 9/12/2023[2,3,5]	2,002,742
2,000,000	Deutsche Bank A.G. 0.90%, 5/28/2024[5]	1,901,076
428,000	Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/1/2025[1,3]	421,646
2,000,000	Goldman Sachs Group, Inc. 1.76% (SOFR Rate+73 basis points), 1/24/2025[1,6]	1,947,166
	HSBC Holdings PLC
1,957,000	0.73% (SOFR Rate+53 basis points), 8/17/2024[1,5,6]	1,942,626
1,120,000	5.65% (SOFR Rate+58 basis points), 11/22/2024[1,2,5]	1,115,644
1,110,000	Huntington National Bank 4.01% (SOFR Rate+120 basis points), 5/16/2025[1,6]	1,066,888
3,000,000	ING Groep N.V. 6.70% (SOFR Index+164 basis points), 3/28/2026[1,2,5]	3,018,018
	JPMorgan Chase & Co.
4,000,000	6.16% (3-Month USD Libor+89 basis points), 7/23/2024[1,2]	4,001,412
3,000,000	5.98% (SOFR Rate+92 basis points), 2/24/2026[1,2]	3,002,871
3,000,000	KeyBank N.A. 5.38% (SOFR Index+32 basis points), 6/14/2024[1,2]	2,924,220

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$2,000,000	Macquarie Bank Ltd. 6.37% (SOFR Rate+131 basis points), 3/21/2025[2,3,5]	$2,009,222
2,000,000	Macquarie Group Ltd. 5.72% (SOFR Rate+71 basis points), 10/14/2025[1,2,3,5]	1,983,750
2,000,000	MassMutual Global Funding II 5.30% (SOFR Rate+27 basis points), 10/21/2024[2,3]	1,996,342
3,000,000	Metropolitan Life Global Funding I 5.36% (SOFR Rate+30 basis points), 9/27/2024[2,3]	2,995,062
1,500,000	Mitsubishi UFJ Financial Group, Inc. 5.06% (USD 1 Year Tsy+155 basis points), 9/12/2025[1,5,6]	1,481,708
	Morgan Stanley
3,000,000	5.67% (SOFR Rate+62 basis points), 1/24/2025[1,2]	2,994,216
2,000,000	1.16% (SOFR Rate+56 basis points), 10/21/2025[1,6]	1,869,850
2,000,000	6.02% (SOFR Rate+95 basis points), 2/18/2026[1,2]	2,003,504
1,014,000	MPT Operating Partnership LP / MPT Finance Corp. 5.00%, 10/15/2027[1]	853,098
1,765,000	National Bank of Canada 5.55% (SOFR Rate+49 basis points), 8/6/2024[2,5]	1,761,002
1,000,000	NatWest Markets PLC 6.51% (SOFR Rate+145 basis points), 3/22/2025[2,3,5]	1,004,430
2,000,000	New York Life Global Funding 5.34% (SOFR Index+33 basis points), 1/14/2025[2,3]	1,990,178
1,200,000	Northwestern Mutual Global Funding 5.38% (SOFR Rate+33 basis points), 3/25/2024[2,3]	1,199,564
371,000	OneMain Finance Corp. 3.50%, 1/15/2027[1]	318,296
940,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 5.75%, 5/24/2026[1,3]	930,684
703,000	RLJ Lodging Trust LP 3.75%, 7/1/2026[1,3]	645,003
5,000,000	Royal Bank of Canada 5.41% (SOFR Index+36 basis points), 7/29/2024[2,5]	4,976,340
727,000	SLM Corp. 4.20%, 10/29/2025[1]	675,396
	Standard Chartered PLC
1,500,000	0.99% (USD 1 Year Tsy+78 basis points), 1/12/2025[1,3,5,6]	1,453,905
2,000,000	6.00% (SOFR Rate+93 basis points), 11/23/2025[1,2,3,5]	1,983,540
	Toronto-Dominion Bank
1,000,000	5.51% (SOFR Rate+45 basis points), 9/28/2023[2,5]	1,000,184
2,000,000	5.41% (SOFR Rate+41 basis points), 1/10/2025[2,5]	1,986,244
3,000,000	Truist Bank 5.21% (SOFR Rate+20 basis points), 1/17/2024[1,2]	2,973,480
3,000,000	Truist Financial Corp. 5.46% (SOFR Rate+40 basis points), 6/9/2025[1,2]	2,903,616
5,000,000	UBS A.G. 5.43% (SOFR Rate+36 basis points), 2/9/2024[2,3,5]	4,989,390

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	VICI Properties LP / VICI Note Co., Inc.
$1,000,000	5.63%, 5/1/2024[1,3]	$993,720
888,000	3.50%, 2/15/2025[1,3]	848,497
800,000	4.25%, 12/1/2026[1,3]	748,471
2,000,000	Wells Fargo & Co. 3.91% (SOFR Rate+132 basis points), 4/25/2026[1,6]	1,933,272
3,000,000	Westpac Banking Corp. 5.37% (SOFR Rate+30 basis points), 11/18/2024[2,5]	2,988,576
		120,671,072

	HEALTH CARE — 3.5%
835,000	Astrazeneca Finance LLC 0.70%, 5/28/2024[1]	800,022
3,930,000	AstraZeneca PLC 6.00% (3-Month USD Libor+67 basis points), 8/17/2023[2,5]	3,931,057
1,500,000	Bayer U.S. Finance II LLC 3.87%, 12/15/2023[1,3]	1,485,551
	Cigna Corp.
535,000	3.00%, 7/15/2023[1]	534,374
2,100,000	0.61%, 3/15/2024[1]	2,027,384
	IQVIA, Inc.
510,000	5.00%, 10/15/2026[1,3]	492,237
1,000,000	5.00%, 5/15/2027[1,3]	961,938
1,700,000	PerkinElmer, Inc. 0.55%, 9/15/2023[1]	1,684,368
1,665,000	Royalty Pharma PLC 0.75%, 9/2/2023[5]	1,649,692
2,000,000	Thermo Fisher Scientific, Inc. 5.55% (SOFR Index+53 basis points), 10/18/2024[1,2]	2,000,042
		15,566,665

	INDUSTRIALS — 4.7%
913,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.13%, 8/15/2026[1,3,5]	850,361
3,000,000	Boeing Co. 1.43%, 2/4/2024[1]	2,920,056
2,000,000	Caterpillar Financial Services Corp. 5.32% (SOFR Rate+24 basis points), 5/17/2024[2]	1,998,368
	Daimler Trucks Finance North America LLC
3,000,000	5.66% (SOFR Rate+60 basis points), 12/14/2023[2,3]	3,001,299
2,000,000	5.81% (SOFR Rate+75 basis points), 12/13/2024[2,3]	1,997,182
542,000	Herc Holdings, Inc. 5.50%, 7/15/2027[1,3]	519,750
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
3,000,000	4.12%, 8/1/2023[1,3]	2,996,115
2,737,000	2.70%, 11/1/2024[1,3]	2,611,347

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS (Continued)
$2,000,000	Rockwell Automation, Inc. 0.35%, 8/15/2023[1]	$1,988,586
2,460,000	Siemens Financieringsmaatschappij N.V. 5.49% (SOFR Rate+43 basis points), 3/11/2024[2,3,5]	2,462,861
		21,345,925

	MATERIALS — 0.5%
309,000	Cleveland-Cliffs, Inc. 6.75%, 3/15/2026[1,3]	312,181
1,665,000	Glencore Funding LLC 4.12%, 3/12/2024[1,3]	1,644,857
536,000	SPCM S.A. 3.13%, 3/15/2027[1,3,5]	480,630
		2,437,668

	TECHNOLOGY — 1.1%
	Hewlett Packard Enterprise Co.
1,000,000	4.45%, 10/2/2023[1]	997,081
2,000,000	1.45%, 4/1/2024[1]	1,935,804
2,000,000	Oracle Corp. 2.40%, 9/15/2023[1]	1,986,158
		4,919,043

	UTILITIES — 2.1%
182,000	Calpine Corp. 5.25%, 6/1/2026[1,3]	175,781
4,000,000	Dominion Energy, Inc. 6.08% (3-Month USD Libor+53 basis points), 9/15/2023[1,2]	3,999,856
1,100,000	Entergy Louisiana LLC 0.95%, 10/1/2024[1]	1,036,764
2,240,000	Eversource Energy 5.32% (SOFR Index+25 basis points), 8/15/2023[2]	2,239,375
1,905,000	Florida Power & Light Co. 5.39% (SOFR Index+38 basis points), 1/12/2024[1,2]	1,905,034
		9,356,810
	TOTAL CORPORATE BONDS
	(Cost $214,017,025)	210,243,690

	MUNICIPAL BONDS — 0.5%
1,685,000	City of Houston TX Airport System Revenue 1.05%, 7/1/2023	1,685,000
595,000	County of San Bernardino CA 6.02%, 8/1/2023	594,997
	TOTAL MUNICIPAL BONDS
	(Cost $2,281,749)	2,279,997

AAM/HIMCO Short Duration Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES — 11.8%
	United States Treasury Note
$5,000,000	2.75%, 11/15/2023	$4,953,905
5,000,000	0.87%, 1/31/2024	4,871,095
10,000,000	2.25%, 3/31/2024	9,765,230
10,000,000	0.25%, 5/15/2024	9,563,280
10,000,000	3.25%, 8/31/2024	9,757,810
10,000,000	2.75%, 2/28/2025	9,632,420
5,000,000	3.50%, 9/15/2025	4,864,065
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $54,297,749)	53,407,805

Number of Shares
	SHORT-TERM INVESTMENTS — 10.0%
45,465,648	Goldman Sachs Financial Square Government Fund - Institutional Class 4.95%[8]	45,465,648
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $45,465,648)	45,465,648
	TOTAL INVESTMENTS — 99.3%
	(Cost $464,538,781)	449,137,301
	Other Assets in Excess of Liabilities — 0.7%	3,016,403
	TOTAL NET ASSETS — 100.0%	$452,153,704

LLC – Limited Liability Company
LP – Limited Partnership
IO – Interest Only
MTN – Medium Term Note
PLC – Public Limited Company

[1]	Callable.
[2]	Floating rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $175,668,302, which represents 38.9% of total net assets of the Fund.
[4]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”), (iii) the Certificate of Deposit rate, or (iv) Secured Overnight Financing Rate (“SOFR”). Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[5]	Foreign security denominated in U.S. Dollars.
[6]	Variable rate security. Rate shown is the rate in effect as of June 30, 2023.
[7]	Interest-only security.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	26.7%
Industrials	4.7%
Consumer Discretionary	4.3%
Health Care	3.5%
Utilities	2.1%
Communications	1.9%
Energy	1.2%
Technology	1.1%
Materials	0.5%
Consumer Staples	0.5%
Total Corporate Bonds	46.5%
U.S. Government and Agencies	11.8%
Asset-Backed Securities	11.3%
Commercial Mortgage-Backed Securities	8.6%
Collateralized Mortgage Obligations	6.0%
Bank Loans	4.6%
Municipal Bonds	0.5%
Short-Term Investments	10.0%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $464,538,781)	$449,137,301
Cash	26,278
Receivables:
Investment securities sold	279,900
Fund shares sold	321,841
Dividends and interest	3,009,811
Prepaid expenses	58,072
Total assets	452,833,203
Liabilities:
Payables:
Fund shares redeemed	376,356
Advisory fees	132,338
Shareholder servicing fees (Note 7)	13,058
Distribution fees - Class A & C (Note 8)	12,194
Fund accounting and administration fees	59,377
Transfer agent fees and expenses	14,903
Custody fees	9,841
Auditing fees	24,290
Trustees’ deferred compensation (Note 3)	14,963
Chief Compliance Officer fees	1,484
Trustees’ fees and expenses	1,386
Accrued other expenses	19,309
Total liabilities	679,499
Net Assets	$452,153,704

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$468,781,155
Total distributable earnings (accumulated deficit)	(16,627,451)
Net Assets	$452,153,704
Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$45,644,544
Number of shares issued and outstanding	4,655,061
Net asset value per share[1]	$9.81
Maximum sales charge (2.50% of offering price)[2]	0.25
Maximum offering price to public	$10.06
Class C Shares:
Net assets applicable to shares outstanding	$3,258,238
Number of shares issued and outstanding	333,302
Net asset value per share[3]	$9.78
Class I Shares:
Net assets applicable to shares outstanding	$403,250,922
Number of shares issued and outstanding	41,071,328
Net asset value per share	$9.82

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment income:
Interest	$20,361,442
Total investment income	20,361,442

Expenses:
Advisory fees	1,983,543
Shareholder servicing fees (Note 7)	372,492
Distribution fees - Class A (Note 8)	172,177
Distribution fees - Class C (Note 8)	38,955
Fund accounting and administration fees	361,063
Transfer agent fees and expenses	86,383
Custody fees	71,978
Registration fees	70,001
Shareholder reporting fees	36,223
Auditing fees	24,630
Legal fees	21,122
Chief Compliance Officer fees	21,020
Trustees’ fees and expenses	19,146
Miscellaneous	7,546
Insurance fees	6,607
Total expenses	3,292,886
Advisory fees recovered (waived)	(2,036)
Net expenses	3,290,850
Net investment income (loss)	17,070,592

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(617,499)
Total net realized gain (loss) on:	(617,499)
Net change in unrealized appreciation (depreciation) on:
Investments	1,712,574
Net change in unrealized appreciation (depreciation)	1,712,574
Net realized and unrealized gain (loss)	1,095,075

Net Increase (Decrease) in Net Assets from Operations	$18,165,667

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$17,070,592	$5,589,353
Net realized gain (loss) on investments	(617,499)	(596,306)
Net change in unrealized appreciation (depreciation) on investments	1,712,574	(19,589,581)
Net increase (decrease) in net assets resulting from operations	18,165,667	(14,596,534)

Distributions to Shareholders:
Distributions:
Class A	(1,966,663)	(934,068)
Class C	(84,040)	(2,815)
Class I	(14,296,074)	(4,531,916)
Total distributions to shareholders	(16,346,777)	(5,468,799)

Capital Transactions:
Net proceeds from shares sold:
Class A	11,508,510	76,970,867
Class C	296,257	430,615
Class I	238,339,909	329,385,801
Reinvestment of distributions:
Class A	1,861,735	900,288
Class C	79,147	2,670
Class I	14,234,436	4,498,181
Cost of shares redeemed:
Class A1	(65,816,755)	(101,892,213)
Class C2	(1,645,392)	(1,620,050)
Class I3	(295,506,707)	(273,970,251)
Net increase (decrease) in net assets from capital transactions	(96,648,860)	34,705,908

Total increase (decrease) in net assets	(94,829,970)	14,640,575

Net Assets:
Beginning of period	546,983,674	532,343,099
End of period	$452,153,704	$546,983,674
Capital Share Transactions:
Shares sold:
Class A	1,177,924	7,655,581
Class C	30,503	42,967
Class I	24,390,075	32,868,673
Shares reinvested:
Class A	191,174	90,022
Class C	8,146	271
Class I	1,460,163	449,525
Shares redeemed:
Class A	(6,746,178)	(10,196,784)
Class C	(169,107)	(162,441)
Class I	(30,254,823)	(27,434,705)
Net increase (decrease) in capital share transactions	(9,912,123)	3,313,109

[1]	Net of redemption fee proceeds of $3,351 and $9,593, respectively.
[2]	Net of redemption fee proceeds of $4 and $0, respectively.
[3]	Net of redemption fee proceeds of $4,416 and $14,513, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.76	$10.10	$9.98	$10.05	$9.93
Income from Investment Operations:
Net investment income (loss) [1]	0.30	0.08	0.09	0.21	0.27
Net realized and unrealized gain (loss)	0.04	(0.35)	0.13	(0.06)	0.11
Total from investment operations	0.34	(0.27)	0.22	0.15	0.38

Less Distributions:
From net investment income	(0.29)	(0.07)	(0.10)	(0.22)	(0.26)
Total distributions	(0.29)	(0.07)	(0.10)	(0.22)	(0.26)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.81	$9.76	$10.10	$9.98	$10.05

Total return[3]	3.52%	(2.65)%	2.24%	1.53%	3.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,645	$97,925	$126,051	$31,019	$27,920

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	0.84%	0.81%	0.84%	0.88%	0.99%
After fees waived and expenses absorbed/recovered	0.84%	0.84%	0.84%	0.84%	0.84%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	3.06%	0.79%	0.94%	2.07%	2.53%
After fees waived and expenses absorbed/recovered	3.06%	0.76%	0.94%	2.11%	2.68%

Portfolio turnover rate	12%	37%	38%	56%	33%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.73	$10.08	$9.96	$10.03	$9.91
Income from Investment Operations:
Net investment income (loss) [1]	0.22	- [2]	0.02	0.14	0.19
Net realized and unrealized gain (loss)	0.04	(0.34)	0.13	(0.06)	0.11
Total from investment operations	0.26	(0.34)	0.15	0.08	0.30

Less Distributions:
From net investment income	(0.21)	(0.01)	(0.03)	(0.15)	(0.18)
Total distributions	(0.21)	(0.01)	(0.03)	(0.15)	(0.18)

Redemption fee proceeds[1]	- [2]	-	-	- [2]	- [2]

Net asset value, end of period	$9.78	$9.73	$10.08	$9.96	$10.03

Total return[3]	2.75%	(3.42)%	1.47%	0.78%	3.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,258	$4,514	$5,875	$7,143	$6,634

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.59%	1.56%	1.59%	1.63%	1.74%
After fees waived and expenses absorbed/recovered	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	2.31%	0.04%	0.19%	1.32%	1.78%
After fees waived and expenses absorbed/recovered	2.31%	0.01%	0.19%	1.36%	1.93%

Portfolio turnover rate	12%	37%	38%	56%	33%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$9.78	$10.11	$9.99	$10.06	$9.95
Income from Investment Operations:
Net investment income (loss) [1]	0.32	0.10	0.12	0.24	0.29
Net realized and unrealized gain (loss)	0.03	(0.33)	0.13	(0.06)	0.10
Total from investment operations	0.35	(0.23)	0.25	0.18	0.39

Less Distributions:
From net investment income	(0.31)	(0.10)	(0.13)	(0.25)	(0.28)
Total distributions	(0.31)	(0.10)	(0.13)	(0.25)	(0.28)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$9.82	$9.78	$10.11	$9.99	$10.06

Total return[3]	3.67%	(2.30)%	2.48%	1.78%	4.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$403,251	$444,545	$400,417	$264,993	$190,242

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	0.59%	0.56%	0.59%	0.63%	0.74%
After fees waived and expenses absorbed/recovered	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	3.31%	1.04%	1.19%	2.32%	2.78%
After fees waived and expenses absorbed/recovered	3.31%	1.01%	1.19%	2.36%	2.93%

Portfolio turnover rate	12%	37%	38%	56%	33%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

Note 1 – Organization

AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans (bank loans). Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2023, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended June 30, 2023, the Advisor waived a portion of its advisory fees totaling $2,036. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. At June 30, 2023, the amount of these potentially recoverable expenses was $13,395. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2024	$11,359
2025	-
2026	2,036
Total	$13,395

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2023, are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2023, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$464,538,781

Gross unrealized appreciation	$538,289
Gross unrealized depreciation	(15,939,769)

Net unrealized appreciation/(depreciation)	$(15,401,480)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,599,990
Undistributed long-term capital gains	-
Tax accumulated earnings	1,599,990

Accumulated capital and other losses	(2,810,998)
Unrealized Trustees’ deferred compensation	(14,963)
Unrealized appreciation/(depreciation) on investments	(15,401,480)
Total accumulated earnings/(deficit)	$(16,627,451)

The tax character of the distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022, were as follows:

Distributions paid from:	2023	2022
Ordinary income	$16,346,777	$5,468,799
Net long-term capital gains	-	-
Total distributions paid	$16,346,777	$5,468,799

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

At June 30, 2023, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$1,434,077
Long-term	1,376,921
Total	$2,810,998

The fund utilized $0 of its capital loss carryforwards during the year ended June 30, 2023. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended June 30, 2023, and June 30, 2022, the Fund received $7,771 and $24,106, respectively.

Note 6 – Investment Transactions

For the year ended June 30, 2023, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were 58,001,817 and 157,110,090, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A Shares and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees for the sale and distribution of the Fund’s Class A and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended June 30, 2023, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Investments
Asset-Backed Securities	$-	$51,005,826	$-	$51,005,826
Bank Loans	-	20,870,379	-	20,870,379
Collateralized Mortgage Obligations	-	27,088,224	-	27,088,224
Commercial Mortgage-Backed Securities	-	38,775,732	-	38,775,732
Corporate Bonds[1]	-	210,243,690	-	210,243,690
Municipal Bonds	-	2,279,997	-	2,279,997
U.S. Government and Agencies	-	53,407,805	-	53,407,805
Short-Term Investments	45,465,648	-	-	45,465,648
Total Investments	$45,465,648	$403,671,653	$-	$449,137,301

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 3 securities at period end.

Note 11 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2023, the Fund did not have any unfunded commitments outstanding.

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 13 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/HIMCO Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and agent banks. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2023

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	4

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4

FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 50 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 15-16, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2022, through December 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;
●	An overview of market liquidity for the Fund during the Program Reporting Period;
●	The Fund’s ability to meet redemption requests;
●	The Fund’s cash management;
●	The Fund’s borrowing activity, if any, in order to meet redemption requests;
●	The Fund’s compliance with the 15% limit of illiquid investments; and
●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as “highly liquid nvestments,” and thereforei the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AAM/HIMCO Short Duration Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/23	6/30/23	1/1/23–6/30/23
Class A	Actual Performance	$1,000.00	$1,026.10	$4.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.20
Class C	Actual Performance	1,000.00	1,021.90	7.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	7.95
Class I	Actual Performance	1,000.00	1,027.20	2.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.84%, 1.59% and 0.59% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/HIMCO Short Duration Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2023	FYE 06/30/22
Audit Fees	$ 21,800	$ 21,100
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2023	FYE 06/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2023	FYE 06/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/08/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/08/2023